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                                                                      Exhibit 10



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                         REGISTRATION RIGHTS UNDERTAKING

                         DATED AS OF SEPTEMBER 18, 1995

                                       BY

                             LCI INTERNATIONAL, INC.

                           FOR THE BENEFIT OF CERTAIN
                     FORMER SHAREHOLDERS AND WARRANTHOLDERS

                                       OF

                      CORPORATE TELEMANAGEMENT GROUP, INC.



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                  REGISTRATION RIGHTS UNDERTAKING (this "Undertaking") is made and entered into as of September 18, 1995, by LCI International, Inc., a Delaware corporation (the "Purchaser"), for the benefit of the former shareholders and warrantholders of Corporate Telemanagement Group, Inc., a South Carolina corporation (the "Company"), listed in Schedule I hereto.

                  WHEREAS, the Purchaser is a party to that certain Agreement and Plan of Merger (the "Merger Agreement") dated July 10, 1995 among the Purchaser, LCI Telemanagement Corp. ("Newco"), the Company and certain other persons, pursuant to which the Company will be merged with and into Newco (the "Merger");

                  WHEREAS, pursuant to the Merger Agreement, the Purchaser will
(a) issue shares of its common stock, par value $.01 per share (the "Purchaser Common Stock"), to certain former shareholders of the Company as a result of the Merger, and (b) exchange shares of Purchaser Common Stock for preferred stock and for warrants to purchase common stock of the Company; and

                  WHEREAS, the shares of Purchaser Common Stock to be issued pursuant to the Merger Agreement will not be registered under the Securities Act in reliance upon an appropriate exemption from registration thereunder;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Purchaser, intending legally to be bound, hereby agrees as follows:

                  SECTION 1. Definitions. As used in this Undertaking, the following terms shall have the following meanings:

                  "Affiliate" of any Person means any other Person who either directly or indirectly is in control of, is controlled by or is under common control with such Person; provided, that for purposes of this definition, an investment entity shall be deemed to be controlled by its investing manager, investment advisor or general partner.

                  "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

                  "Change-in-Control of Purchaser" shall mean that all or a substantial portion of the business of the Purchaser has been sold to any Person, other than Warburg, Pincus Capital Company, L.P. or any of its Affiliates.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.
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                  "Holder" shall mean any Person listed on Schedule I hereto and the successors and permitted assigns of any such Person. For purposes of this Undertaking, the Purchaser may deem the registered holder of a Registrable Security as the Holder thereof.

                  "Material Development Election" shall have the meaning set forth in Section 6 hereof.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

                  "Registrable Securities" shall mean (i) the shares of Purchaser Common Stock issued or issuable as a result of the Merger or otherwise pursuant to the Merger Agreement; and (ii) any other securities issued as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of such shares of Purchaser Common Stock.

                  "Registration Expenses" shall have the meaning set forth in
Section 7 hereof.

                  "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Undertaking, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "Restricted Securities" shall have the meaning set forth in
Section 2 hereof.

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.


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                  "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

                  "Underwritten Offering" shall mean an offering that is registered under the Securities Act in which securities of the Purchaser are sold to an underwriter for reoffering to the public.

                  SECTION 2. Securities Subject to this Undertaking. The securities entitled to the benefits of this Undertaking are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Registrable Security cannot thereafter become a Registrable Security. As used herein, a Restricted Security is a Registrable Security which has not been effectively registered under the Securities Act and distributed in accordance with an effective Registration Statement and which may not be distributed by a Holder pursuant to Rule 144.

                  SECTION 3.  Demand Registration.

                  (a) Demand. Upon the written request of a Holder or Holders of then outstanding Registrable Securities having an aggregate fair market value of at least $25 million, requesting that the Purchaser effect the registration under the Securities Act of Registrable Securities in connection with an Underwritten Offering thereof, the Purchaser will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Registrable Securities which the Purchaser has been so requested to register by such Holders. No such request may be made earlier than thirteen (13) or later than nineteen (19) months after the Merger is effected, unless there has been a Change-in-Control of Purchaser, in which case, such request may be made at any time that is more than one (1) month after such Change-in-Control is effected. The Purchaser shall not be obligated to effect more than one demand registration pursuant to this Section 3.

                  Upon receipt of any request for registration pursuant to this
Section 3 from any one or more Holders of Registrable Securities, the Purchaser shall promptly give written notice of such request to all other Holders. The Purchaser shall include in the requested registration all Registrable Securities requested to be included by such of the other Holders who shall make such request by written notice to the Purchaser delivered within ten (10) Business Days of their receipt of the Purchaser's notice. If the Purchaser shall receive a request for inclusion

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in the registration of the Registrable Securities of additional Holders, it shall promptly so inform the Holders who made the initial request for registration.

                  A Holder or Holders requesting a registration pursuant to this
Section 3 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Purchaser revoking such request. If so requested by the Holders of a majority of the Registrable Securities included in such Registration Statement, the Purchaser shall withdraw the Registration Statement, but shall then have no further obligation to effect the registration under the Securities Act of Registrable Securities pursuant to this Section 3.

                  The Purchaser shall pay all Registration Expenses with respect to any demand registration pursuant to this Section 3.

                  (b) Effectiveness of Registration Statement. The Purchaser agrees to use its best efforts to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 3 to become effective as promptly as practicable; (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph; and (iii) prevent the happening of any event of the kinds described in clauses (4), (5) and (6) of Section 5(a)(ii) hereof.

                  A demand registration requested pursuant to this Section 3 will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remain continuously effective (except as otherwise permitted under this Undertaking) for a period ending on the earlier of (i) the date which is one hundred and twenty (120) days after the effective date of such Registration Statement (subject to extension as provided in Sections 5(c) and 6 hereof), and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed; provided, however, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the SEC or other governmental agency or court (other than by reason of any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by a Holder to the Purchaser specifically for inclusion therein), such Registration Statement will be deemed not to be effective.

                  (c) Inclusion of Other Securities. The Purchaser, and any other holder of the Purchaser's securities that has

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registration rights, may include its securities in any demand registration effected pursuant to this Section 3; provided, however, that if the managing underwriter or underwriters of the Underwritten Offering contemplated thereby advise the Holder or Holders in writing that the total amount or kind of securities which the Purchaser or any such other holder intends to include in such proposed public offering is sufficiently large to materially adversely affect the success of the proposed public offering requested by the Holder or Holders, then the amount or kind of securities to be offered for the account of the Purchaser or any such other holder shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters.

                  SECTION 4. Piggyback Registration. If the Purchaser at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form) or a registration statement covering (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan) or for the account of a holder of securities of the Purchaser pursuant to registration rights granted by the Purchaser (a "Requesting Securityholder"), other than for the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415, then the Purchaser shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least ten (10) Business Days before the anticipated filing date of any such registration statement by the Purchaser, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 4 shall so advise the Purchaser in writing within five (5) Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Purchaser shall include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that in the event such Registration Statement is for an Underwritten Offering, the Holders of Registrable Securities included therein shall join in the underwriting on the same terms and conditions as the Purchaser or the Requesting Securityholders except that the Holders of Registrable Securities shall not be required to give any representations and warranties relating to the Purchaser, and shall execute any underwriting agreement, "lock-up" letters or other customary agreements or documents executed by the Purchaser or the Requesting Securityholders in connection therewith. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Purchaser in writing that the total amount or kind of securities

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which the Holders of Registrable Securities, the Purchaser, the Requesting
Securityholders and any other Persons intended to be included in such proposed public offering is sufficiently large to materially adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the accounts of Holders of Registrable Securities shall be reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other Persons requesting registration of securities pursuant to rights similar to the rights of Holders under this Section 4, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Purchaser or any Requesting Securityholder are so reduced.

                  SECTION 5. Registration Procedures.

                  (a) General. In connection with the Purchaser's registration obligations pursuant to Section 3 hereof, the Purchaser will:

                      (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time periods set forth in
         Section 3(b); provided, however, that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement; and, provided, further, that the Purchaser shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of the incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the managing underwriter or underwriters of the applicable offering or the Holders of a majority of the Registrable Securities covered by such Registration Statement shall have reasonably objected in writing to the effect that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act (provided that the foregoing shall not limit the right of any Holder whose Registrable Securities are covered by a Registration Statement promptly to reasonably object to any particular information that is to be contained in such Registration Statement, amendment, Prospectus or supplement that relates specifically to such Holder), and if the Purchaser is unable to file any such document due to the objections of such or underwriter or underwriters or such Holders, the Purchaser shall use its best efforts to cooperate with such underwriter or underwriters and Holders

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         to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriter or underwriters and Holders; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply in all material respects with the provisions of the Securities Act applicable to the Purchaser with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus (it being understood that the Purchaser shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if any action is taken by the Purchaser that would result in Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law or is contemplated under Section 5(c) or 6 hereof);

                      (ii) notify the selling Holders of Registrable Securities and the managing underwriter or underwriters promptly (1) when a new Registration Statement, amendment thereto, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for such purpose, (5) if at any time the representations and warranties of the Purchaser contemplated by paragraph (xi) below cease to be true and correct as of any time they are required to be true and correct, (6) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (7) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and make every reasonable effort to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or

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         registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

                      (iii) if reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of the Registrable Securities being sold in such Underwritten Offering agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the aggregate number of shares of Registrable Securities being sold to the underwriters, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                      (iv) promptly after the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each selling Holders of Registrable Securities and the managing underwriter or underwriters;

                      (v) furnish to each selling Holder of Registrable Securities and the managing underwriter or underwriters, without charge, at least one manually signed or "edgarized" copy and as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

                      (vi) deliver to each selling Holder of Registrable Securities and the managing underwriter or underwriters, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

                      (vii) use reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable

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         Securities covered by the then effective Registration Statement;
         provided, however, that the Purchaser will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (vii), or (2) subject itself to general taxation in any such jurisdiction;

                      (viii) cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be issued in such denominations and registered in such names as the managing underwriter or underwriters may request in writing at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

                      (ix) upon the occurrence of any event contemplated by clause (7) of Section 5(a)(ii) hereof, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (x) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Purchaser are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form;

                      (xi) enter into an underwriting agreement and take all such other actions in connection therewith in order to expedite and facilitate the disposition of such Registrable Securities, in each case as the managing underwriter or underwriters determine is reasonable and customary and, in connection therewith, (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings; (2) obtain opinions of counsel to the Purchaser and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters and the selling Holders of such Registrable Securities and shall cover the matters customarily covered in opinions requested in secondary underwritten offerings); (3) obtain "cold comfort" letters

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         and updates thereof from the independent certified public accountants of the Purchaser addressed to the selling Holders of such Registrable Securities and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings; (4) the underwriting agreement shall set forth in full the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to Section 8; and (5) the Purchaser shall deliver such documents and certificates as may be reasonably requested by the selling Holders of such Registrable Securities and the managing underwriter or underwriters to evidence compliance with clause
         (1) of this Section 5(a)(xi) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Purchaser in respect of the relevant offering;

                      (xii) provide a CUSIP number for the Registrable Securities no later than the effective date of the Registration Statement;

                      (xiii) otherwise use its best efforts to comply in all material respects with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and complying with Rule 158 of the SEC thereunder;

                      (xiv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.;

                      (xv) make available for inspection by a representative of the Holders of the Registrable Securities covered by such Registration Statement, any managing underwriter or underwriters participating in any disposition pursuant to such registration and any attorney or accountant retained by the sellers or such underwriters, all financial and other records, pertinent corporate documents and properties of the Purchaser and cause the Purchaser's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Purchaser, prior to the release or disclosure to them of any such information, records or documents;

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                      (xvi) subject to the proviso in Section 5(a)(vii) hereof,
         cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities); and

                      (xvii) use its best efforts to take all action reasonably necessary or advisable to effect such registration in the manner contemplated by this Undertaking.

                  (b) The Purchaser may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Purchaser such information regarding such seller and the distribution of such securities as the Purchaser may from time to time reasonably request in writing. Each Holder of Registrable Securities agrees by its acquisition of such Registrable Securities that the Purchaser may appoint any managing underwriter or underwriters for an Underwritten Offering pursuant to Section 3 hereof, which managing underwriter or underwriters shall be reasonably satisfactory to the Holders of a majority of Registrable Securities to be included in such Underwritten Offering.

                  (c) Each Holder of Registrable Securities agrees by its acquisition of such Registrable Securities that, upon receipt of any notice from the Purchaser of the happening of any event of the kind described in Section 5(a)(ii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (i) such Holder is advised in writing by the Purchaser that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, (ii) such Holder receives copies of a supplemented or amended Prospectus contemplated by Section 5(a) hereof, or (iii) such Holder is advised in writing by the Purchaser that the use of the Prospectus may be resumed. If the Purchaser shall have given any such notice during a period when a demand registration pursuant to Section 3 hereof is in effect, the Purchaser shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Undertaking by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this
Section 5(c). The Purchaser shall use its best efforts to limit the duration of any discontinuance with respect to the disposition of Registrable Securities pursuant to this Section 5(c).


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                  SECTION 6. Material Development Election.

                  The Purchaser shall be entitled, only on one occasion, for a period of time not to exceed one hundred and five (105) consecutive days, to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 3 hereof and/or to request that the Holders refrain from effecting any public sales or distributions of their Registrable Securities if the board of directors of the Purchaser determines in its reasonable business judgment that such registration and/or such public sales or distributions would interfere in any material respect with any financing, acquisition, corporate reorganization or other transaction or development involving the Purchaser or any subsidiary of the Purchaser that in the reasonable business judgment of such board is a transaction or development that is or would be material to the Purchaser (a "Material Development Election"). The board of directors of the Purchaser shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. In the event of a determination by the board of directors to postpone the filing of a Registration Statement otherwise required to be filed pursuant to Section 3 hereof, the Purchaser shall be required to file such Registration Statement as soon as reasonably practicable after the board of directors of the Purchaser shall determine, in its reasonable business judgment, that the filing of such Registration Statement and the offering thereunder shall not interfere with the aforesaid material transaction or development, but in any event no later than the end of such one hundred and five (105)-day period. In addition, if the board of directors of the Purchaser has requested that the Holders refrain from making public sales or distributions of their Registrable Securities, such board shall, as promptly as practicable following its determination that the Holders may recommence such public sales and distributions, notify such Holders in writing of such determination (but in any event no later than the end of such one hundred and five (105) - day period). In the event the Purchaser shall exercise a Material Development Election during a period when a Registration Statement filed pursuant to Section 3 is in effect, the time period specified in Section 3(b) hereof during which such Registration Statement is required to be kept effective shall be extended by the number of days during which the Holders are prohibited by the Purchaser from publicly selling or distributing their securities as a result of such Material Development Election.

                  SECTION 7. Registration Expenses. All expenses incident to the Purchaser's performance of or compliance with this Undertaking, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), the reasonable fees and disbursements of

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one counsel retained by the Holders of Registrable Securities, printing expenses
(including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Purchaser elects to obtain such insurance), fees and expenses of any special experts retained by the Purchaser in connection with any registration hereunder and the fees and expenses of any other Person retained by the Purchaser (all such fees and expenses being referred to as "Registration Expenses"), shall be borne by the Purchaser, whether or not any Registration Statement becomes effective; provided, however, that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

                  SECTION 8. Indemnification.

                  (a) Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, its officers, directors, employees, partners, principals, equity holders, managed or advised accounts, advisors and agents, and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Purchaser by any Holder or any underwriter expressly for use therein. The Purchaser will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested, provided that such underwriters indemnify the Purchaser, its officers, directors, shareholders, employees, advisors and agents, and each Person that controls the Purchaser, to the same extent as provided in Section 8(b) hereof. Notwithstanding the foregoing, the Purchaser shall not indemnify any of the foregoing Persons if the Person asserting any such losses, claims, damages, liabilities or expenses purchased Registrable Securities which are the subject thereof from any underwriter and if such Person was not sent or given a copy of the final Prospectus at or prior to the confirmation of the sale of such Registrable Securities to such Person in any case where such sending or giving is required by the Securities Act and the statement or omission of a material fact contained in any preliminary Prospectus was corrected in the final Prospectus.

                  (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement covering Registrable Securities of a Holder, each such Holder will furnish to the Purchaser in writing such information as the Purchaser reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Purchaser, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Purchaser (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Purchaser specifically for inclusion therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Purchaser and the other Persons described above shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such underwriters specifically for inclusion in any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in, but not control, the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person, unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner, or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of any such claim as to which such conflict of interest may exist). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

                  (d) Contribution. If for any reason the indemnification provided for in Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 8(a) and 8(b) hereof, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations, provided, however, that no indemnifying Holder shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such indemnifying Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

                  SECTION 9. Rule 144. The Purchaser shall use its reasonable best efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule. The Purchaser shall use its reasonable best efforts to file timely with the SEC all documents and reports required of the Purchaser under the Exchange Act. The Purchaser shall furnish to any Holder, upon request, a written statement executed on behalf of the Purchaser as to the then status of its compliance with the current public information requirements of Rule 144.

                  SECTION 10. No Inconsistent Undertakings. The Purchaser has not previously and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Undertaking.

                  SECTION 11. Amendments and Waivers. The provisions of this Undertaking, including the provisions of this Section 11, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Purchaser has obtained the written consent of Holders of a majority of the Registrable Securities then outstanding. Whenever the consent or approval of Holders of a specified number of Registrable Securities is required hereunder, Registrable Securities held by the Purchaser or any of its controlled Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required number.

                  SECTION 12. Specific Performance. The Purchaser acknowledges and agrees that the Holders would be damaged irreparably in the event any of the covenants contained in this Undertaking are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the Purchaser agrees that the Holders shall be entitled to an injunction or injunctions to prevent breaches of the covenants contained in this Undertaking and to enforce specifically this Undertaking and the covenants contained herein, in addition to any other remedy to which the Holders may be entitled at law or in equity, without proving damages or that monetary damages would not be an adequate remedy for such breach. The remedies provided for or permitted by this Undertaking shall be cumulative and the exercise by any Holder of any remedy provided for herein or available hereunder shall not preclude the assertion or exercise by such Holder of any other right or remedy provided for herein or available hereunder.

                  SECTION 13. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air-courier guaranteeing overnight delivery:

                      (a) If to a Holder of Registrable Securities, at the most current address for such Holder, as it appears on the books of the Purchaser; and

                      (b) If to the Purchaser, initially at 8180 Greensboro Drive, McLean, Virginia 22102 attention: Chief Financial Officer, telecopier no. 703-442-9624 (with a copy at the same address to the attention of General Counsel) and thereafter at such other address (or to such other Person's attention) as may be designated from time to time by notice given in accordance with the provisions of this Section 13.

                  All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or telecopier, on the date of such delivery, (ii) in the case of air courier, on the Business Day after the date when sent, and (iii) in the case of mailing, on the third Business Day following such mailing.

                  SECTION 14. Successors and Assigns. This Undertaking shall be binding on the Purchaser and its successors and assigns and shall inure to the benefit of the Holders of Registrable Securities listed on Schedule I hereto and their respective successors and permitted assigns. No such Holder may assign any of its rights under this Undertaking, except by operation of the laws of descent or to a spouse, child or trust for the benefit of a spouse or minor child to whom such Holder transfers Registrable Securities.

                  SECTION 15. Headings. The headings in this Undertaking are inserted for convenience only and shall not constitute a part hereof.

                  SECTION 16. Governing Law. THIS UNDERTAKING SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE ENTIRELY PERFORMED THEREIN.

                  SECTION 17. Entire Undertaking. This Undertaking (including the Schedule hereto), together with any other documents and certificates delivered hereunder and the Merger Agreement, state the entire agreement of the Purchaser with respect to the subject matter hereof, merge all prior negotiations, agreements and understandings, if any, and state in full all representations, warranties and agreements which have induced this Undertaking.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Purchaser has duly executed and delivered this Undertaking as of the date first written above.

                                            LCI INTERNATIONAL, INC.


Attest                                      By: /s/ Thomas J. Wynne
       ---------------------------              ----------------------------
               Secretary                    Name: Thomas J. Wynne
                                            Title: President

                                  AMENDMENT TO
                         REGISTRATION RIGHTS UNDERTAKING


            AMENDMENT (the "Amendment"), dated October 7, 1996, by and among LCI International, Inc., a Delaware corporation (the "Purchaser") and the other signatories set forth on the signature pages hereto (the "Majority Holders"), to that certain Registration Rights Undertaking made and entered into as of September 18, 1995 (the "Undertaking"), by the Purchaser for the benefit of the former shareholders and warrant holders of Corporate Telemanagement Group, Inc., a South Carolina corporation, listed on Schedule I thereto.

            WHEREAS, the Purchaser desires to amend the Undertaking as set forth in this Amendment;

            WHEREAS, pursuant to Section 11 of the Undertaking (entitled "Amendments and Waivers"), the provisions of the Undertaking may not be amended unless the Purchaser has obtained the written consent of Holders (as defined in the Undertaking) owning a majority of the Registrable Securities (as defined in the Undertaking) currently outstanding; and

            WHEREAS, the Majority Holders collectively own a majority of the Registrable Securities currently outstanding.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties, intending legally to be bound, hereby agree as follows:

1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Undertaking.

2. Amendment to Undertaking. Section 3(a) of the Undertaking (entitled "Demand") is hereby amended by deleting the following sentence from the first paragraph of Section 3(a):

            "No such request may be made earlier than thirteen (13) or later than nineteen (19) months after the Merger is effected, unless there has been a Change-in-Control of Purchaser, in which case, such request may be made at any time that is more than one (1) month after such Change-in-Control is effected."

            as it now exists and inserting in lieu thereof the following new sentence:

            "No such request may be made earlier than October 9, 1996 or later than nineteen (19) months after the Merger is effected, unless there has been a Change-in-Control of Purchaser, in which case, such request may be made at any time that is more than one (1) month after such Change-in Control is effected."

3. Consent. The Majority Holders hereby consent to the amendment to the Undertaking set forth in paragraph 2 above.

4. Representation and Warranty. Each person executing this Amendment as a Majority Holder represents and warrants that he is a Holder (as defined in the Undertaking) of that number of shares of Registrable Securities as set forth herein by such Majority Holder.

5. Full Force and Effect. Except as specifically amended by this Amendment, the provisions of the Undertaking remain in full force and effect.

6. Counterparts: This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


LCI INTERNATIONAL, INC.

By /s/ John C. Taylor
   ----------------------------------
            (Signature)

John C. Taylor, Vice President
------------------------------------
(Print Name & Title)


MAJORITY HOLDERS


By    /s/ John A. Kuang, Pres.
  ----------------------------------
            (Signature)

       Belk Simpson
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   64,623
                                          ------

By    /s/ Ivan E. Block
  ----------------------------------
            (Signature)

       Ivan E. Block
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   54,887
                                          ------



By    /s/ J. T. Carneal
  ----------------------------------
            (Signature)

       J.T. Carneal
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   34,304
                                          ------



By    /s/ Holly B. Neuffer
------------------------------------
            (Signature)

       Carolina First CTG 401 (K), Holly Neuffer - Trust Officer
----------------------------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   23,056
                                          ------



By    /s/ Richard Casebere
  ----------------------------------
            (Signature)

       Richard Casebere
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   57,439
                                          ------



By    /s/ Elizabeth M. Cobb
  ----------------------------------
            (Signature)

       Elizabeth M. Cobb
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   34,304
                                          ------

By    /s/ Robert M. Biringer                                          By     /s/ Joseph P. Longosz
  ----------------------------------                                    ----------------------------------
            (Signature)                                               (Signature)

Robert M. Biringer, EVP Creditanstalt Corporate Finance, Inc.         Joseph P. Longosz, VP
------------------------------------                                  ------------------------------------
(Print Name & Title)                                                  Creditanstalt Corporate Finance, Inc.
                                                                      ------------------------------------
                                                                      (Print Name & Title)
Number of Registrable Securities owned:   176,455
                                          -------


By    /s/ Leighton M. Cubbage
  ----------------------------------
            (Signature)

       Leighton M. Cubbage
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   314,830
                                          -------



By    /s/ Leighton M. Cubbage
  ----------------------------------
            (Signature)

       Cubbage Charitable Trust - Leighton Cubbage, Trustee
-----------------------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   274,436
                                          -------



By    /s/ Richard H. Eskedor, Jr.
  ----------------------------------
            (Signature)

       Richard H. Eskedor, Jr.
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   114,834
                                          -------



By    /s/ Richard H. Eskedor, Jr.
  ----------------------------------
            (Signature)

       Carolina First Escrow - Eskedor
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   114,833
                                          -------

By    /s/ Carolyn R. Freeman
  ----------------------------------
            (Signature)

       Carolyn Freeman
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   6,929
                                          -----



By    /s/ Carol C. Graham
  ----------------------------------
            (Signature)

       Carol C. Graham-IRA
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   9,468
                                          -----



By    /s/ Matthew Graham,
  ----------------------------------
            (Signature)

       Matthew Graham-IRA
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   8,507
                                          -----



By    /s/ Douglas T. Hamer
  ----------------------------------
            (Signature)

       Douglas T. Hamer
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   14,956
                                          ------



By    /s/ Michele G. Hassold
  ----------------------------------
            (Signature)

       Michele G. Hassold
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   29,364
                                          ------

By    /s/ Walter N. Hogan
  ----------------------------------
            (Signature)

       Walter N. Hogan
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   137,218
                                          -------



By    /s/ Thomas E. Houlihan
  ----------------------------------
            (Signature)

       Thomas E. Houlihan
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   10,195
                                          ------



By    /s/ Charles S. Houser
  ----------------------------------
            (Signature)

       Charles S. Houser
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   364,210
                                          -------



By    /s/ Janie P. Houser
  ----------------------------------
            (Signature)

       Janie P. Houser
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   30,685
                                          ------



By    /s/ Janie P. Houser
  ----------------------------------
            (Signature)

       Janie P. Houser TTEE
------------------------------------
Charles & Janie Houser Charitable Remainder Unitrust
----------------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   87,218
                                          ------

By    /s/ Benjamin G. Team
  ----------------------------------
            (Signature)

       Benjamin G. Team,
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   21,680
                                          ------



By    /s/ Charles S. Houser
  ----------------------------------
            (Signature)

       Charles S. Houser, IRA
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   17,838
                                          ------



By    /s/ Janie P. Houser
  ----------------------------------
            (Signature)

       Janie P. Houser, Custodian for Charles L. Houser Under SCUGMA
--------------------------------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   8,916
                                          -----



By    /s/ Janie P. Houser
  ----------------------------------
            (Signature)

       Janie P. Houser, Custodian for Jennifer L. Houser Under SCUGMA
----------------------------------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   11,663
                                          ------



By    /s/ Shaler P. Houser
  ----------------------------------
            (Signature)

       Shaler P. Houser
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   21,200
                                          ------

By    /s/ David K. Hudson
  ----------------------------------
            (Signature)

       David K. Hudson
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   118,726
                                          -------



By    /s/ Lucy S. Kuhne
  ----------------------------------
            (Signature)

       Lucy S. Kuhne
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   34,887
                                          ------



By    /s/ Jo Ann C. Langston
  ----------------------------------
            (Signature)

       Jo Ann C. Langston
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   13,721
                                          ------



By    /s/ Jo Ann C. Langston
  ----------------------------------
            (Signature)

       Jo Ann C. Langston, IRA
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   33,673
                                          ------



By    /s/ Jo Ann C. Langston, Trustee
  ----------------------------------
            (Signature)

       Jo Ann C. Langston, Langston Charitable Trust - Jo Ann C. Langston, Trustee
----------------------------------------------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   13,721

By    /s/ Linda R. Lewis
  ----------------------------------
           (Signature)

       Linda Lewis
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   28,678
                                          ------



By    /s/ Thomas E. Lide, III
  ----------------------------------
            (Signature)

       Thomas E. Lide III
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   1,716
                                          -----



By    /s/ Thomas L. McAbee   .
  ----------------------------------
            (Signature)

       Thomas L. McAbee
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   63,723
                                          ------



By    /s/ June H. McAbee
  ----------------------------------
            (Signature)

       June H. McAbee
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   51,593
                                          ------



By    /s/ Thomas L. McAbee, Jr.
  ----------------------------------
            (Signature)

       Thomas L. McAbee, Jr.
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   34,304
                                          ------

By    /s/ Randy McDougald
  ----------------------------------
            (Signature)

       Randy McDougald
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   22,572
                                          ------



By    /s/ Catherine McDowell
  ----------------------------------
            (Signature)

       Catherine McDowell
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   33,047
                                          ------



By    /s/ James G. Ness
  ----------------------------------
            (Signature)

       James G. Ness
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   68,609
                                          ------



By    /s/ James G. Ness
  ----------------------------------
            (Signature)

James G. Ness Profit Sharing-PSP-James G. Ness
----------------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   10,977
                                          ------



By    /s/ Thomas J. Nuckolls III
  ----------------------------------
            (Signature)

       Thomas J. Nuckolls III
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   23,670
                                          ------

By    /s/ Yvonne V. Nuckolls
  ----------------------------------
            (Signature)

       Yvonne V. Nuckolls
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   16,466
                                          ------



By    [Signature Illegible]
  ----------------------------------
            (Signature)

       Palmetto Seed Capital
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   223,942
                                          -------



By    /s/ David C. Poole
  ----------------------------------
            (Signature)

       David C. Poole
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   54,887
                                          ------



By    /s/ Lee Powell
  ----------------------------------
            (Signature)

       Lee/Bonnie Powell
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   13,721
                                          ------



By    /s/ Russell W. Powell
  ----------------------------------
            (Signature)

       Russell W. Powell
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   10,497
                                          ------

By    /s/ F.W. Robinson
  ----------------------------------
            (Signature)

       Frank W. Robinson
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   89,818
                                          ------



By    /s/ Marjorie S. Robinson
  ----------------------------------
            (Signature)

       Marjorie Robinson
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   139,210
                                          -------



By
  ----------------------------------
            (Signature)

       Bradley R. Robinson Trust
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   500
                                          ---



By
  ----------------------------------
            (Signature)

       David S. Robinson Trust
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   1,000
                                          -----



By
  ----------------------------------
            (Signature)

       Joseph B. Wittman, Trust
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   500
                                          ---

By
  ----------------------------------
            (Signature)

       Lisa R. Wittman, Trust
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   1,000
                                          -----



By    /s/ Charles B. Shelton, Managing Director
  ---------------------------------------------
            (Signature)

       Robinson-Humphrey
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   20,543
                                          ------



By    /s/ Linda J. Rogers
  ----------------------------------
            (Signature)

       Linda J. Rogers
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   27,443
                                          ------



By    /s/ William M. Rogers
  ----------------------------------
            (Signature)

       William M. Rogers
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   381,466
                                          -------

By    /s/ Barney R. Shorter
  ----------------------------------
            (Signature)

       Barney R. Shorter
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   54,371
                                          ------



By    /s/ Judith Slaughter
  ----------------------------------
            (Signature)

       Judith Slaughter
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   26,441
                                          ------



By    /s/ Rebecca Stringer
  ----------------------------------
            (Signature)

       Rebecca Stringer
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   43,451
                                          ------



By    /s/ Eddie Terrell
  ----------------------------------
            (Signature)

       Eddie Terrell
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   61,296
                                          ------



By    /s/ John Rowe Wehlitz
  ----------------------------------
            (Signature)

       John Rowe Wehlitz
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   24,174
                                          ------

By    /s/ Chester F. Zoeller
  ----------------------------------
            (Signature)

       Chester F. Zoeller, Jr.
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   61,834
                                          ------



By    /s/ Chester F. Zoeller
  ----------------------------------
            (Signature)

       Carolina First Escrow - Zoeller
------------------------------------
(Print Name & Title)

Number of Registrable Securities owned:   61,833
                                          ------